UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 27, 2014

AMPLIPHI BIOSCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-23930 (Commission File Number)	91-1549568 (IRS Employer Identification No.)

4870 Sadler Road, Suite 300

Glen Allen, Virginia 23060

(Address of principal executive offices)

(804) 205-5069

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2014, AmpliPhi Biosciences Corporation (the “Company”) appointed David Bosher to serve as the Company’s interim Chief Financial Officer. Since October 1, 2013, Mr. Bosher is serving as Managing Director for Fahrenheit Advisors, a consulting and financial services company based in Richmond, Virginia. Prior to joining Fahrenheit, Mr. Bosher served from 2006 to 2013 as Senior Vice President and Chief Financial Officer of Snagajob.com, Inc., a leading human capital services and hourly employment network for job seekers and employers, headquartered in Richmond, Virginia. Prior to Snagajob, he served from 2001 to 2006 as Senior Vice President and Chief Financial Officer of Payerpath, Inc. a U.S.-based healthcare revenue cycle management software company based in Richmond, Virginia. From 1988 to 2001, Mr. Bosher served in various senior finance roles with Cadmus Communications Corporation (NMS:CDMS) and was Cadmus’ Senior Vice President and Chief Financial Officer from 1999 to 2001. His work experience also includes having served as Director of Corporate Accounting at a major publicly traded pharmaceutical firm and as senior audit professional with a large regional public accounting firm. Mr. Bosher received a B.S. in Business, with a major in Accounting, and a Masters in Business Administration, from the University of Richmond.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 27, 2014, the Company held its 2014 Annual Shareholders Meeting.  The matters voted on at the meeting were:  (1) the election of two Class II directors:  Julian P. Kirk and Michael S. Perry; (2) ratification of the Board’s appointment of PBMares, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014; and (3) the election of a third Class II director: Wendy S. Johnson.  These matters are described in detail in the Company’s proxy statement for the meeting, which was filed with the Securities and Exchange Commission on April 30, 2014, and amended in a filing made with the Securities and Exchange Commission on May 30, 2014.

There were 182,535,562 shares of Common Stock and 8,859,978 shares of Series B Convertible Preferred Stock outstanding on the record date and entitled to vote at this meeting, for a total of 271,135,342 votes. Each of the directors up for election was elected and the PBMares, LLP was ratified as the Company’s independent registered public accounting firm. The final voting results were as follows:

Matter	For	Against	Withheld	Broker Non-votes
1. Election of Class II Directors
(a) Julian P. Kirk	202,487,484	0	256,263	19,341,681
(b) Michael S. Perry	202,575,051	0	168,696	19,341,681

Matter	For	Against	Abstain
2. Ratification of the appointment of PBMares, LLP	221,629,151	290,079	166,198

Matter	For	Against	Withheld	Broker Non-votes
3. Election of Class II Director
(a) Wendy S. Johnson	180,012,712	52	22,730,983	19,341,681

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2014	AMPLIPHI BIOSCIENCES CORPORATION

	By:	/s/ Philip J. Young
Name: Philip J. Young
Title: President, Chief Executive Officer and Director